SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             February 16, 2001
                     ---------------------------------
                     (Date of earliest event reported)


                           AMCORE FINANCIAL, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


            Nevada             0-13393                  36-3183870
        --------------    ---------------------      ------------------
        (State of         (Commission File No.)        (IRS Employer
        Incorporation)                                 Identification No.)


                501 Seventh Street, Rockford, Illinois 61104
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)


                               (815) 968-2241
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)




ITEM 5.        OTHER EVENTS.

               On February 16, 2001, AMCORE Financial, Inc. ("AMCORE") and Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") signed an Amendment to the Rights Agreement dated February 21, 1996 between AMCORE and Firstar Trust Company (the "Rights Agreement"), replacing Firstar Trust Company with Wells Fargo as rights agent under the Rights Agreement.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not Applicable
(b)     Not Applicable
(c)     Exhibits

Item No.        Exhibit Index
--------        -------------

10.1 Amendment to Rights Agreement, dated February 16, 2001, between AMCORE Financial, Inc. and Wells Fargo Bank Minnesota, N.A.



                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  February 23, 2001


                                    AMCORE FINANCIAL, INC.


                                    By: /s/ John R. Hecht
                                        ---------------------------
                                    Name:   John R. Hecht
                                    Title:  Executive Vice President
                                            Chief Financial Officer